UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

SECURITY FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-16120	57-0858504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

238 Richland Avenue West, Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On January 22, 2013, Security Federal Corporation (“Company”), the bank holding company of Security Federal Bank (“Bank”), announced that Richard T. Harmon had been appointed to the Company’s Board of Directors effective January 17, 2013.  The Nominating Committee of the Company’s Board of Directors unanimously recommended Mr. Harmon’s appointment as director.  Mr. Harmon is Executive Vice President and Chief Lending Officer of the Bank, a position he has held since January 1, 2011.  He had served as Senior Vice President of Mortgage Lending since 2007 when he began his career with the Bank.  Prior to his employment with the Bank, Mr. Harmon was employed with Regions Bank from 1998-2007 as Senior Vice-President of Construction Lending.

Mr. Harmon was not appointed to serve on any of the Company’s committees of the Board of Directors at this time. Effective January 17, 2013, Mr. Harmon was also appointed to the Bank’s Board of Directors.  For further information concerning Mr. Harmon’s background, reference is made to the press release dated January 22, 2013, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Mr. Harmon and any director or other executive officer of the Company and the Bank and Mr. Harmon was not appointed as a director pursuant to any arrangement or understanding with any person. Mr. Harmon has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the SEC.

Item 5.03  Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

(a)           On that same day and in connection with the appointment of Mr. Harmon to the Company’s Board of Directors, the Board of Directors amended the Company’s Bylaws to increase the number of directors from ten (10) to eleven (11).

(b)           In addition, on January 17, 2013, the Company’s Board of Directors determined to change the Company’s fiscal year end from March 31 to December 31.  This change will go into effect immediately and the Company will file a Form 10-KT for the nine-month period ended December 31, 2012.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index.

3.2	Amended and Restated Bylaws of Security Federal Corporation.
99.1	Press release of Security Federal Corporation dated January 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY FEDERAL CORPORATION

Date: January 17, 2013	By:	/s/J. Chris Verenes
J. Chris Verenes
President and Chief Executive Officer